Exhibit 10.1

InterCloud Systems, Inc.

1030 Broad Street

Suite 102

Shrewsbury, NJ 07702

(561) 988-1988

October 7, 2014

Gentlemen:

Reference is made to the INTEREST PURCHASE AGREEMENT, dated as of March 19, 2014 (the “Agreement”), made and entered into by and among VAULTLOGIX, LLC, a Delaware limited liability company (“VL”), DATA PROTECTION SERVICES, LLC, a Delaware limited liability company (“DPS”), U.S. DATA SECURITY ACQUISITION, LLC, a Delaware limited liability company (“USDSA”, and together with VL and DPS, the “Company”), LONDON BAY – VL ACQUISITION COMPANY, LLC, a Delaware limited liability company (“Holding Company”), TIER 1 SOLUTIONS, INC. (“Tier 1”, and together with Holding Company, the “Sellers”) and INTERCLOUD SYSTEMS, INC., a Delaware corporation (“Buyer”), as such Agreement was amended on May 30, 2014, July 28, 2014, August 14, 2014 and September 17, 2014 (the “Amendments”). Terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

This letter will confirm our understanding and agreement that the Agreement shall be hereby further amended such that the Final Termination Date, as defined in Section 9.1(d) of the Agreement, shall hereby be extended to October 14, 2014.

Except as amended by the Amendments and further amended by this letter agreement, the Agreement shall otherwise remain in full force and effect and the parties hereby jointly and individually, ratify and reaffirm the terms, covenants, representations, warranties and conditions thereof.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this letter agreement, whereupon it will become a binding agreement between the parties to the Agreement in accordance with its terms.

Very truly yours,

INTERCLOUD SYSTEMS INC.

By:	/s/ Mark E. Munro
Name: Mark E. Munro
Title: Chief Executive Officer

Accepted and Agreed to this

7th day of October, 2014.

SELLERS:

LONDON BAY – VL ACQUISITION

COMPANY, LLC

By:	/s/ Matthew T. Carroll
Name:	Matthew T. Carroll
Title:	Authorized Person

TIER 1 SOLUTIONS, INC.

By:	/s/ Timothy A. Hannibal
Name:	Timothy A. Hannibal
Title:	Authorized Person

COMPANY:

VAULTLOGIX, LLC

By:	/s/ Timothy A. Hannibal
Name:	Timothy A. Hannibal
Title:	Secretary

DATA PROTECTION SERVICES, LLC

By:	/s/ Timothy A. Hannibal
Name:	Timothy A. Hannibal
Title:	Secretary

U.S. DATA SECURITY ACQUISITION, LLC

By:	/s/ Timothy A. Hannibal
Name:	Timothy A. Hannibal
Title:	Secretary

[Signature Page to Extension Letter]